Supplemental Financial Information Q1 2019 April 24, 2019 Exhibit 99.2

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 18 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slide 17. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI.

Q1 Highlights See footnotes on page 18 Financial Results Net income available to common stockholders of $60.9 million, or $0.43 per diluted share of common stock Operating Earnings1 of $68.4 million, or $0.50 per diluted share of common stock Net interest income of $82.8 million Book value per share of common stock of $16.13 Dividend Common stock dividend of $0.46 per share 10.0% annualized dividend yield based upon closing stock price on April 23, 2019 Loan Originations Committed capital to $448.7 million of commercial real estate loans, $441.8 million of which was funded during the quarter Funded $110.3 million for loans closed prior to 2019 Loan Portfolio Total loan portfolio of $5.2 billion Weighted average remaining term2 of 2.9 Years Weighted average unlevered all-in yield3 of 9.3% 93% of loans have floating interest rates Capitalization Issued 1,967,361 shares of common stock in connection with the conversion of 5.50% Convertible Senior Notes due 2019 Amended master repurchase agreement with Goldman Sachs to increase the borrowing capacity to $500 million from $300 million Total common equity market capitalization4 of $2.5 billion at March 31, 2019

Income Statement ($ and shares in mm, except for per share data) 1Q19 1Q18 % Change Net interest income $82.8 $63.2 31.0% Net income available to common stockholders 60.9 42.6 43.0% Diluted weighted average shares of common stock outstanding 164.7 111.9 47.2% Net income per diluted share of common stock $0.43 $0.38 13.2% Operating Earnings1 68.4 47.9 42.8% Diluted weighted average shares of common stock outstanding – Operating Earnings 136.5 111.9 22.0% Operating Earnings1 per diluted share of common stock $0.50 $0.43 16.3% Financial Summary See footnotes on page 18 Balance Sheet ($ in mm, except for per share data) 03/31/2019 12/31/2018 % Change Investments at Amortized Cost, net $5,187 $4,928 5.3% Invested Net Equity at Cost5 3,027 3,031 (0.1%) Common Stockholders' Equity 2,198 2,168 1.4% Preferred Stockholders' Equity (liquidation preference) 342 342 - Convertible Senior Notes, net 559 592 (5.6%) Secured Debt Arrangements, net6 2,142 1,880 13.9% Debt to Equity7 1.0x 0.9x 11.1% Fixed Charge Coverage8 2.5x 2.7x (7.4%) *Book Value per share of common stock9 $16.13 $16.20 (0.4%) *The decrease is primarily driven by the vesting of stock awards related to our equity incentive plan

Q1 Investment Activity See footnotes on page 18 Q1 19 Investment Summary Outstanding Portfolio Loans Closed 4 Commitments to New Loans $449 Add-on Fundings10 $110 Weighted Average Unlevered All-in Yield3 9.8% Weighted Average Loan-to-Value (“LTV”)11 71% ($ in mm) 13 $259 mm net portfolio growth ($ in mm)

Q1 Investment and Repayment Activity See footnotes on page 18 Summary of New Investments $203.8 million floating-rate senior mortgage loan ($197.0 million of which was funded at closing) for the acquisition and pre-development of an existing ~388,600 square foot industrial facility in Brooklyn, NY $106.9 million floating-rate junior mezzanine loan (all of which was funded at closing) secured by a portfolio of skilled nursing facilities located throughout the United States; the loan refinanced an existing $108.6 million mezzanine loan originated by ARI in 2016 $100.0 million of a $125.0 million total floating-rate junior mezzanine loan (all of which was funded at closing) secured by a ~1.4 million square foot office tower located in the Midtown neighborhood of New York, NY £29.4 million ($38.0 million)14 floating-rate mezzanine loan (all of which was funded at closing) for the construction of a mixed-use property in London, United Kingdom; the loan refinanced a £60.0 million ($77.6 million)14 senior pre-development loan ARI provided to the same property in 2017 Summary of Repayments $108.6 million floating-rate mezzanine loan secured by a portfolio of skilled nursing facilities located throughout the United States (see above) $79.3 million fixed-rate senior mortgage secured by a data center in Manassas, VA (plus a $1.0 million pre-payment penalty) £60.0 million ($77.6 million)14 floating-rate senior mortgage loan for the pre-development of a mixed-use property in London, United Kingdom (see above) $9.1 million fixed-rate mezzanine loan secured by an ~845,000 square foot office complex in Kansas City, MO (plus a $2.7 million pre-payment penalty) $47.8 million in partial repayments, $35.5 million of which were from first mortgage loans and $12.3 million of which were from subordinate loans

Loan Position by Invested Net Equity at Amortized Cost Commercial Real Estate Loan Portfolio Overview See footnotes on page 18 Loan Position at Amortized Cost ($ in mm) 03/31/2019 12/31/2018 Number of Loans 69 Loans 69 Loans Amortized Cost $5,187 $4,928 Invested Net Equity at Cost5 $3,027 $3,031 Unfunded Loan Commitments12 $1,039 $1,096 Weighted Average Unlevered Yield on Floating-Rate Loans L+6.9% L+6.7% Weighted Average Unlevered All-in Yield on Loan Portfolio3 9.3% 9.3% Weighted Average Remaining Term2 2.9 Years 2.8 Years

Commercial Real Estate Loan Portfolio Diversification See footnotes on page 18 Geographic Diversification by Amortized Cost ($ in mm) 15 16 Property Type by Amortized Cost 15

Weighted Average Yield on Senior Loans with Floating Rate – L+5.3% - Weighted Average All-in Yield3 on Senior Loans – 7.8% Senior Loan Portfolio Overview See footnotes on page 18 ($ in mm) 18 19 18 18 12 17

Subordinate Loan Portfolio Overview See footnotes on page 18 Weighted Average Yield on Subordinate Loans with Floating Rate – L+12.4% - Weighted Average All-in Yield3 on Subordinate Loans – 14.3% TOTAL PORTFOLIO WEIGHTED AVERAGE: Yield on Loans with Floating Rate – L+6.9% - All-in Yield3 – 9.3% ($ in mm) 19 20 20 12 17

Loan Portfolio Maturity Profile See footnotes on page 18 Fully Extended Loan Maturities and Estimated Future Fundings21,22,23 ($ in mm)

Capital Structure Overview See footnotes on page 18 Debt to Equity Ratio7: 1.0x Fixed Charge Coverage8: 2.5x ~$5.6 Billion Total Capitalization Capital Structure Detail Capital Structure Composition ($ in millions, except per share data) Amount ($, except share data) Credit Facilities Capacity W.A. Rate W.A. Maturity Amount24 Five Counterparties25,26 $3,241 USD L+2.19%/ Feb 20212 $2,160 GBP L+2.30% Convertible Notes 2022 Notes - 4.75% Aug 2022 $345 2023 Notes - 5.375% Oct 2023 230 Total Convertible Debt $575 Total Debt $2,735 Preferred Stock 8.0% Series B Preferred $169 8.0% Series C Preferred (currently callable) 173 Total Preferred Stock $342 Common Equity Market Capitalization Stock Price as of 3/31/2019 $18.20 Shares outstanding (in millions) 136 Common Equity Market Capitalization4 $2,480 Total Capitalization $5,557

Unallocated Credit See footnotes on page 18 27 Liquidity ($ in mm) Cash Approved and Undrawn Credit Capacity Total Available Capital Total Potential Liquidity

Interest Rate Sensitivity See footnotes on page 18 Rate Profile of Loan Portfolio21 Net Interest Income Sensitivity to USD LIBOR28 LIBOR floors partially offset impact from decline in USD LIBOR Increasing LIBOR increases earnings

Financials

(in thousands - except share data) March 31, 2019 December 31, 2018 Assets: Cash and cash equivalents $109,343 $109,806 Commercial mortgage loans, net (includes $3,679,993 and $3,197,900 pledged as collateral under secured debt arrangements in 2019 and 2018, respectively) 4,003,089 3,878,981 Subordinate loans, net 1,183,910 1,048,612 Loan proceeds held by servicer — 1,000 Other assets 36,540 33,720 Derivative assets, net 8,715 23,700 Total Assets $5,341,597 $5,095,819 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $17,828 and $17,555 in 2019 and 2018, respectively) $2,141,939 $1,879,522 Convertible senior notes, net 558,664 592,000 Accounts payable, accrued expenses and other liabilities 91,557 104,746 Payable to related party 9,613 9,804 Total Liabilities 2,801,773 2,586,072 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 aggregate liquidation preference) 68 68 Series C preferred stock, 6,900,000 shares issued and outstanding ($172,500 aggregate liquidation preference) 69 69 Common stock, $0.01 par value, 450,000,000 shares authorized, 136,254,352 and 133,853,565 shares issued and outstanding in 2019 and 2018, respectively 1,363 1,339 Additional paid-in-capital 2,671,100 2,638,441 Accumulated deficit (132,776) (130,170) Total Stockholders’ Equity 2,539,824 2,509,747 Total Liabilities and Stockholders’ Equity $5,341,597 $5,095,819 Consolidated Balance Sheets

(in thousands - except share data and per share data) Three months ended March 31, 2019 March 31, 2018 Net interest income: Interest income from commercial mortgage loans $78,286 $52,114 Interest income from subordinate loans 40,839 33,853 Interest expense (36,295) (22,740) Net interest income $82,830 $63,227 Operating expenses: General and administrative expenses (includes equity-based compensation of $3,901 and $3,342 in 2019 and 2018, respectively) (6,151) (4,998) Management fees to related party (9,613) (8,092) Total operating expenses ($15,764) ($13,090) Other income 518 203 Foreign currency gain 6,894 10,125 Loss on derivative instruments (includes unrealized losses of $14,985 and $8,855 in 2019 and 2018, respectively) (6,720) (11,032) Net income $67,758 $49,433 Preferred dividends (6,835) (6,835) Net income available to common stockholders $60,923 $42,598 Net income per basic share of common stock $0.45 $0.38 Net income per diluted share of common stock $0.43 $0.38 Basic weighted average shares of common stock outstanding 134,607,107 110,211,853 Diluted weighted average shares of common stock outstanding 164,683,086 111,871,429 Dividend declared per share of common stock $0.46 $0.46 Consolidated Statements of Operations

(in thousands - except share and per share data) Three months ended Operating Earnings1: March 31, 2019 March 31, 2018 Net income available to common stockholders $60,923 $42,598 Adjustments: Equity-based compensation expense 3,901 3,342 Loss on derivative instruments 6,720 11,032 Foreign currency gain, net (6,894) (10,125) Net realized gains relating to interest income on foreign currency hedges, net29 418 (237) Net realized gains relating to forward points on foreign currency hedges, net 2,431 174 Amortization of the convertible senior notes related to equity reclassification 909 1,140 Total adjustments: 7,485 5,326 Operating Earnings1 $68,408 $47,924 Weighted average diluted shares - Operating Earnings30 Weighted average diluted shares – GAAP 164,683,086 111,871,429 Weighted average unvested RSUs 1,849,564 — Reversal of hypothetical conversion of the Notes (30,075,979) — Weighted average diluted shares - Operating Earnings 136,456,671 111,871,429 Operating Earnings1 Per Share $0.50 $0.43 Computation of Share Count for Operating Earnings1 Basic weighted average shares of common stock outstanding 134,607,107 110,211,853 Weighted average unvested RSUs 1,849,564 1,659,576 Weighted average diluted shares - Operating Earnings 136,456,671 111,871,429 Reconciliation of GAAP Net Income to Operating Earnings1 See footnotes on page 18

Footnotes

1. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders' equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see slide 17 for a reconciliation of GAAP net income to Operating Earnings. Beginning with the quarter ended December 31, 2018, we modified our definition of Operating Earnings to include the impact from forward points on our foreign currency hedges, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. In order to conform to the 2018 year end presentation, which incorporates this modification, prior-year Operating Earnings results presented in this presentation have been modified accordingly. Operating Earnings may also be adjusted to exclude certain other non-cash items, as determined by ACREFI Management, LLC, the Company's external manager (the "Manager") and approved by a majority of the Company's independent directors.
2. Assumes exercise of all extension options.
3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of March 31, 2019 on the floating rate loans and includes accrual of origination, extension, and exit fees.
4. Common equity market capitalization represents shares of common stock outstanding times the closing stock price on March 31, 2019.
5. Invested Net Equity at Cost is the amortized cost of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer.
6. Total debt balance less $17,828 and $17,555 at March 31, 2019 and December 31, 2018, respectively, in deferred financing costs.
7. Represents total secured debt arrangements and convertible senior notes, less cash and loan proceeds held by servicer divided by total stockholders' equity.
8. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends.
9. Book value per share of common stock is total stockholders' equity divided by shares of common stock outstanding.
10. For loans closed prior to Q1 2019.
11. Reflects LTV as of date loans were originated or acquired.
12. Unfunded loan commitments are primarily funded to finance property improvements or lease-related expenditures by the borrowers. These future commitments are funded over the term of each loan, subject in certain cases to an expiration date.
13. Includes foreign currency appreciation/depreciation, PIK interest, loan loss reserves, and the accretion of loan costs and fees.
14. Conversion to USD on date of repayment/funding.
15. Other includes water park resorts.
16. Amounts and percentages may not foot due to rounding.
17. Weighted-average construction loan % is based on the amortized cost of the loans.
18. Amortized cost for these loans is net of the recorded provisions for loan losses and impairments.
19. Both loans are secured by the same property.
20. Both loans are secured by the same property.
21. Based upon face amount of loans.
22. Maturities reflect the fully funded amounts of the loans.
23. Future funding dates are based upon the Manager's estimates based upon the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect the Company's operating results.
24. Unless otherwise noted, represents outstanding principal balance or liquidation preference.
25. Debt balance as of March 31, 2019 includes asset specific borrowing: currently $105 million max capacity, all of which is drawn.
26. Debt balance includes GBP converted to USD using applicable March 31, 2019 spot rate.
27. Subject to availability of qualifying collateral assets and approval of lenders.
28. Any such hypothetical impact on interest rates on the Company's variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company's exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company's financial structure. The analysis incorporates movements in USD LIBOR only.
29. In order to conform to the 2019 presentation of the reconciliation from net income available to common stockholders to Operating Earnings, $0.2 million was reclassified from Foreign currency gain, net for the three months ended March 31, 2018.
30. This reconciliation only applies to the three months ended March 31, 2019 because in the reporting period for the three months ended March 31, 2018, we used the treasury stock method when determining the potential share dilution from the Notes in the computation of earnings per share.

APOLLO | Commercial Real Estate Finance

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